                                                                   Exhibit 10.27
                                                                   -------------

                              EMPLOYMENT AGREEMENT
                              --------------------

  THIS EMPLOYMENT AGREEMENT, dated as of November 6, 2000 (this "Agreement"), by
                                                                 ---------
and between Sola International, Inc., a Delaware corporation (the "Company"),
                                                                   -------
and Jeremy Charles Bishop (the "Executive").
                                ---------

  WHEREAS, the Executive possesses skills and experience that are of value to the Company; and

  WHEREAS, the Company has determined that it is in its best interest to secure the continued services and employment of the Executive on behalf of the Company in accordance with the terms of this Agreement and the Executive is willing to render such services on the terms and conditions set forth herein.

  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

  1.  Employment Term.  Subject to the terms and provisions of this Agreement,
      ---------------
the Company hereby agrees to employ the Executive, and the Executive hereby agrees to be employed exclusively by the Company, for the period commencing on the date hereof and ending on the third anniversary of the date hereof (the

"Initial Term"), unless terminated sooner or extended as hereinafter provided
-------------
(the "Employment Term").  Unless the Company or the Executive shall have given
      ---------------
the other party written notice not less than 60 days prior to the expiration of the Initial Term that the Initial Term shall not be extended, the Initial Term shall automatically be extended for successive one-year periods (each one-year period an "Additional Term") until either party shall have given the other party
           ---------------
written notice not less than 60 days prior to the expiration of any Additional Term that such Additional Term shall not be extended. If either party shall have elected not to extend the Initial Term or any Additional Term, this Agreement shall terminate upon expiration of such term, unless terminated sooner as hereinafter provided.

  2.  Duties.  During the Employment Term, the Executive shall serve as
      ------
President and Chief Executive Officer of the Company, and such other position(s) as may be reasonably designated by the Board of Directors of the Company (the

"Board"), including serving on the Board.  During the Employment Term, the
------
Executive shall be responsible for the management and control of the day to day operations of the Company. The Executive shall also perform such other duties, services and responsibilities as are determined from time to time by the Board consistent with the duties of a chief executive officer. In performing such duties, the Executive will report directly to the Board.

     The Executive shall devote all of his business time and attention and ability to the performance of such duties, services and responsibilities, and will use his best efforts to promote the interests of the Company. The Executive will not, directly or indirectly, render services of a business, commercial or professional nature to any other person or organization, whether for compensation or otherwise, without the prior consent of the Board.

  3.  Compensation.  In full consideration of the performance by the
      ------------
Executive of the Executive's obligations during the Employment Term (including any services by the Executive as an officer, director, employee or member of any committee of any subsidiary or affiliate of the Company, or otherwise on behalf of Company), the Executive shall be compensated as follows:

          (a) The Executive shall receive a base salary (the "Base Salary") at
                                                              -----------
an annual rate of $400,000 per year during the Employment Term, payable in accordance with the normal payroll practices of the Company then in effect. The Executive will be eligible to receive annual increases in the Base Salary as determined in the sole discretion of the Board.

          (b) The Executive shall be eligible for a bonus pursuant to the terms and conditions of the Company's "Management Incentive Plan" or successor thereto.

  The Executive shall be solely responsible for taxes imposed on the Executive by reason of any compensation and benefits provided under this Agreement and all such compensation and benefits shall be subject to applicable withholding taxes.

  4.  Benefits.  In addition to the payments and awards described in Section 3
      --------                                                       ---------
of this Agreement, during the Employment Term, the Executive shall be entitled to participate in any and all employee benefit plans the Company regularly provides its other executives or employees including, but not limited to, health, dental, vision, pension or other retirement plans. In addition the Executive shall be entitled to the other benefits specified on the attached Schedule.

  5.  Termination.  The Executive's employment with the Company and the
      -----------
Employment Term shall terminate upon the expiration of the Initial Term or any Additional Term or upon the earlier occurrence of any of the following events (the date of termination, the "Termination Date"):
                               ----------------

          (a) The death or disability of the Executive.

          (b) The termination of employment by the Company for Cause. As used herein, "Cause" shall mean Executive's: (i) willful misconduct, neglect of
         -----
duties, or any act or omission any or all of which materially adversely affect the Company's business after receipt from the Company of a detailed statement of the cause for termination, or (ii) conviction of, or plea of guilty or nolo
                                                                       ----
contendere to, a felony.
----------

          (c) The termination of employment by the Company other than for Cause.

          (d) Resignation by the Executive for Good Reason.  As used herein,

"Good Reason" shall mean (i) regular assignment by the Company to the Executive
------------
of duties and responsibilities that materially diminish his position as President and CEO of the Company; or (ii) reduction of the Executive's Base Salary or a material reduction in his employee benefits (other than incentive compensation) that is not part of, or is disproportionate to a general reduction by the Company of executive compensation.

  6.  Termination Payments.  If the Executive's employment with the
      --------------------
Company terminates or the Initial Term or any Additional Term expires, the Company's, its subsidiaries' and its affiliates' sole obligation hereunder, except as otherwise provided in this Section 6, shall be to pay the Executive
(a) any accrued and unpaid Base Salary as of the Termination Date and (b) an amount equal to such reasonable and necessary business expenses incurred by the Executive in connection with the Executive's employment on behalf of the Company on or prior to the Termination Date but not previously paid to the Executive (the "Accrued Compensation"). In addition, if the
                            --------------------
Executive's employment with the Company terminates pursuant to either
Section 5(c) or Section 5(d) hereof, or if the Company elects not to extend the
------------    ------------
Initial Term or any Additional Term for any reason other than Cause (each, a "Severance Event"), the Company's, its subsidiaries' and its affiliates' sole
-----------------
obligation hereunder shall be to (a) pay the Accrued Compensation, (b) continue to pay the Executive the Base Salary (at the rate in effect at the time of termination of employment) for a period of eighteen months, commencing with the first of the month following the month in which termination takes place, (c) pay the Executive 150% of the average Management Incentive Plan compensation (or successor thereto) paid or payable to him for the three completed fiscal years immediately prior to the date of such termination (including the year of termination if the Termination Date occurs on the last day of a fiscal year) (the "MIP Severance"), (d) continue to provide the Executive with the benefits described in Section 4 of this Agreement for a period of eighteen months after the date of such termination and (e) pay up to $25,000 for outplacement assistance on behalf of the Executive in the form of professional consultation and administrative assistance during the eighteen months after the date of such termination, in the latter case, subject to the Company's approval which may not be unreasonably withheld.

          The Company shall have no obligation to the Executive for any payments or benefits other than the Accrued Compensation if the Executive (i) elects not to extend the Initial Term or any Additional Term or (ii) terminates his employment with the Company other than for Good Reason.

  7.   Executive Covenants.
       -------------------

          (a) Unauthorized Disclosure.  The Executive recognizes that the
              -----------------------
services to be performed during the Employment Term by the Company are special, unique, and extraordinary and that by reason of the Executive's employment with the Company the Executive has acquired and will acquire confidential information and trade secrets concerning the Company's operations ("Company Confidential
                                                        --------------------
Information") and the operations of its affiliates ("Affiliate Confidential
-----------                                          ----------------------
Information").  Accordingly, it is agreed that:
-----------

               (i) The Executive shall not divulge to any entity or person, other than the Company or its affiliates, or, in the event of an assignment of this Agreement pursuant to Section 14 hereof, the assignee and its affiliates, if any, whether during the Employment Term or after a Severance Event, any Company Confidential Information concerning the Company's customer lists, research or development programs or plans, processes, methods or any other of its trade secrets, except information that is then available to the public in published literature and became publicly available through no fault of the Executive.

               (ii) The Executive shall not divulge to any person or entity, including an assignee of this Agreement and its affiliates, but excepting the Company and its affiliates, whether during the Employment Term or after a Severance Event, any Affiliate Confidential Information acquired by the Executive concerning the customer lists, research or development programs or plans, processes, methods or any other trade secrets of the Company or any affiliate, except information which is then available to the public in published literature and became publicly available through no fault of the Executive.

               (iii) The Executive acknowledges that all information the disclosure of which is prohibited hereby is of a confidential and proprietary character and of great value to the Company and its affiliates. Upon a Severance Event, the Executive shall forthwith deliver up to the Company all records, memoranda, data and documents of any description which refer or relate in any way to Company Confidential Information or Affiliate Confidential Information and return to the Company any of its equipment and property which may then be in the Executive's possession or under the Executive's personal control. Upon the assignment of this Agreement, pursuant to Section 14, the Executive shall forthwith deliver up to the Company all records, memoranda, data and documents of any description which refer or relate in any way to Affiliate Confidential Information and return to the Company any of its equipment and property which may then be in the Executive's possession or under the Executive's personal control.

          (b) Non-competition.  By and in consideration of the Company's
              ---------------
entering into this Agreement and the payments to be made and benefits to be provided by the Company hereunder, and in further consideration of the Executive's exposure to the Company Confidential Information and Affiliate Confidential Information, it is agreed that during the Employment Term, and for eighteen months following a Severance Event, the Executive will not, directly or indirectly, as an officer, director, stockholder, partner, associate, owner, employee, consultant or otherwise, become or be interested in or associated with any other corporation, firm or business engaged in the same or a similar or competitive business with the Company or any of its affiliates in any geographical area in which the Company or any of its affiliates are then engaged in business, provided that the Executive's ownership, directly or indirectly, of not more than one percent of the issued and outstanding stock of a corporation the shares of which are regularly traded on a national securities exchange or in the over-the-counter market shall not, in any event, be deemed to be a violation of this Subsection.

          (c) Non-solicitation.  The Executive agrees not to solicit any person
              ----------------
employed by the Company or its affiliates. As used herein, "solicit" or "soliciting" means any direct or indirect approach or appeals to such an employee to leave the Company. Indirect solicitation includes but is not limited to, acting through a third party or parties or characterizing job advertisements or opportunities in such a fashion so as to entice any employee. The Executive agrees that, if approached by a Company employee, the Executive will:

               (i) Inform the employee of the Executive's obligations set forth in this subparagraph;

               (ii) Refer the employee to the relevant Company Human Resources personnel; and

               (iii) Request that the employee confirm in writing to the Company that he has approached the Executive and confirm that request in a memorandum to such Human Resources organization.

          (d) Remedies.  The Company shall be entitled, in addition to any other
              --------
right or remedy that it may have at law or in equity with respect to a breach of this Agreement by the Executive (including the right to terminate payments pursuant to Section 6 hereof), to an injunction, without the posting of a bond or other security, enjoining or restraining the

Executive from any violation or threatened violation of this Section 7 and Sections 8 and 9 hereof and the Executive hereby consents to the issuance of such an injunction.

  8.  Proprietary Rights.  The Executive agrees that any invention made
      ------------------
by the Executive during the Employment Term shall belong to the Company if (a) it was made in the normal course of the duties of the Executive or in the course of duties falling outside the Executive's normal duties but specifically assigned to the Executive, and the circumstances in either case were such that an invention might reasonably be expected to result from the carrying out of such duties, or (b) the invention was made in the course of the duties of the Executive and, at the time of making the invention, because of the nature of the Executive's duties and the particular responsibilities arising from the nature of the Executive's duties, the Executive had a special obligation to further the interests of the Company. In addition, if (a) the Executive during the Employment Term shall make any improvement or develop any know-how, copyrightable work or design, (b) such improvement, know-how, copyrightable work or design is relevant to the business of the Company or any of its subsidiaries, and (c) such improvement, know-how, copyrightable work or design arose directly out of any work carried out during the Employment Term, or out of Confidential Company Information or Confidential Affiliate Information to which the Executive had access while in the employ of the Company, then such improvement, know-how, copyrightable work or design shall belong to the Company, whether or not it was disclosed to the Company during the Employment Term by the Company.

     In the event that the Executive makes any invention or develops any improvement, know-how, copyrightable design or work which belongs to the Company, the Executive shall fully, freely and immediately communicate the same to the Company and the Executive shall, if and as desired by the Company execute all documents and do all acts and things at the Company's cost which may be necessary or desirable to obtain letters patent or other adequate protection in any part of the world for such invention, improvement, know-how, copyrightable work or design and to vest the same in the Company for the Company's benefit. The Executive hereby irrevocably appoints the Company as the Executive's attorney in the Executive's name and on the Executive's behalf to execute all such deeds and documents and to do all such acts and things as may be necessary to give effect to this Subsection in the event that the Executive fails to comply within seven days with the written directions given by the Company pursuant to this Subsection.

     The Executive has been notified and understands that the provisions of the two immediately preceding paragraphs of this Section 8 do not apply to any invention that qualifies fully under the provisions of Section 2870 of the California Labor Code, which states as follows:

          (a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

               (i) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer, or

               (ii) Result from any work performed by the employee for the employer.

          (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

  9.  Non-Disparagement. In the event of a Severance Event both the Executive
      -----------------
and the Company agree that neither of them will disparage the other in any manner.

 10.  Moral Rights Waiver.  As used herein, "Moral Rights" shall mean
      -------------------                    ------------
any right to claim authorship of a work, any right to object to any distortion, or other modification of a work, and any similar right, existing under the law of any country in the world, or under any treaty. Executive hereby irrevocably transfers and assigns to the Company any and all Moral Rights that Executive may have in any services or materials. Executive also hereby forever waives and agrees never to assert against the Company, its successors or assigns any and all Moral Rights Executive may have in any services or materials, even after termination of this Agreement.

 11.  Release.  In consideration of the payments and covenants under
      -------
this Agreement, the Executive hereby releases the Company, its employees, officers, directors, subsidiaries, affiliates, successors and assigns and the Company, its subsidiaries, affiliates, successors and assigns hereby release the Executive from any and all claims for relief or causes of action relating to any matters of any kind arising out of his employment (or its termination) with the Company arising prior to the date hereof.

     The Executive expressly waives all rights and remedies under Section 1542 of the Civil Code of the State of California which provides as follows:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

          The Executive understands that if the facts with respect to which this Agreement is executed are found hereafter to be different from the facts which he now believes to be true, the Executive expressly accepts and assumes the risk of such possible differences in facts and agrees that this Agreement shall be and remain effective notwithstanding such differences in facts.

 12.  Notices.  All notices, consents, waivers or demands of any kind
      -------
which either party to this Agreement may be required or may desire to serve on the other party in connection with this Agreement shall be in writing and may be delivered by personal service or sent by telegraph or cable or sent by registered or certified mail, return receipt requested with postage thereon fully prepaid. All such communications shall be addressed as follows:

               The Company:                    Sola International, Inc.

                                               Suite 230

                                               1290 Oakmead Parkway

                                               Sunnyvale, California 94085

                                               Attn: Stephen J. Lee

               The Executive:                  Jeremy Charles Bishop

                                               P.O. Box 8546

                                               Rancho Santa Fe, California 92067



     If sent by telegraph or cable, a confirmed copy of such telegraphic or cable notice shall be promptly sent by mail (in the manner provided above) to the addressees. Service of any such communication made only by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing which ever is later in time. Either party hereto may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or demands are thereafter to be addressed or delivered. Nothing contained in this Agreement shall excuse either party from giving oral notice to the other when prompt notification is appropriate, but any oral notice given shall not satisfy the requirement of written notice as provided in this paragraph.

 13.  Governing Law.  This Agreement shall be governed and construed
      -------------
and enforced in accordance with the laws of the State of California (regardless of that jurisdiction or any other jurisdictions' choice of law principles).

 14.  Assignment.  This Agreement may be assigned by the Company to any
      ----------
affiliate of the Company or to any non-affiliate of the Company that shall succeed to the business and assets of the Company. In the event of such assignment, the Company shall cause such affiliate or non-affiliate as the case may be, to assume the obligations of the Company hereunder by written agreement addressed to the Executive concurrently with any assignment with the same effect as if such assignee were the Company hereunder. This Agreement is personal to the Executive and the Executive may not assign any rights or delegate any responsibilities hereunder without the prior approval of the Company.

 15.  Entire Agreement.  This Agreement is the entire Agreement between
      ----------------
the Company and the Executive with respect to the subject matter hereof and cancels and supersedes any and all other agreements regarding the subject matter hereof between the parties. This Agreement may not be altered, modified, changed, or discharged except in writing signed by both of the parties.

 16.  Severability.  If any one or more of the provisions (or any part
      ------------
thereof) of this Agreement, or any application thereof to the circumstances, shall be held to be invalid, illegal or unenforceable in any respect the remaining provisions (or any part thereof) shall not in any way be affected or impaired thereby.

 17.  Arbitration.  Except as otherwise provided in Section 7(d) hereof, with
      -----------
respect to any controversy arising out of or relating to this Agreement, or the subject matter thereof, such controversy shall be settled by final and binding arbitration in Palo Alto, California in accordance with the then existing rules ("the Rules") of the American Arbitration Association
                      ---------
("AAA") and judgment upon the award rendered by the arbitrators may be entered
  ---
in any court having jurisdiction thereof; provided, however, that the law applicable to any controversy shall be the law of California, regardless of its or any jurisdiction's choice of law principle. Arbitration shall be the sole and exclusive remedy for the resolution of the disputes described above. In any such arbitration, the award or decision shall be rendered by a majority of the members of a board of arbitration consisting of three members, one of whom shall be appointed by each party and the third of whom shall be the chairman of the panel and be appointed by mutual agreement of said two party appointed arbitrators. In the event of the failure of said two arbitrators to agree, within five working days after the commencement of the arbitration, upon appointment of the third arbitrator, the third arbitrator shall be appointed by the AAA in accordance with the Rules. In the event that either party shall fail to appoint an arbitrator within five days after the commencement of the arbitration proceeding, such arbitrator and the third arbitrator shall be appointed by the AAA in accordance with the Rules. The arbitrators are empowered but, not limited, in making an award in favor of the Executive to require any act or acts which they believe necessary to effectuate the intent of this Agreement. The Company agrees that any costs of any arbitration borne by the Executive, including the Executive's reasonable attorneys' fees and expenses and the costs, fees and expenses of the Executive's appointed arbitrator, shall be borne by the Company to the extent attributable to issues on which the Executive prevails on the merits.

 18.  Excise Tax Limitation.
      ---------------------

          (a) Notwithstanding anything contained in this Agreement to the contrary, to the extent that the payments and benefits provided under this Agreement and benefits provided to, or for the benefit of, the Executive under any other Company plan or agreement (such payments or benefits are collectively referred to as the "Payments") would be subject to the excise tax (the "Excise
                    --------                                            ------
Tax") imposed under Section 4999 of the Internal Revenue Code of 1986, as
---
amended (the "Code"), the Payments shall be reduced (but not below zero) if and to the extent necessary so that no Payment to be made or benefit to be provided to the Executive shall be subject to the Excise Tax (such reduced amount is hereinafter referred to as the "Limited Payment Amount"). Unless the Executive
                                ----------------------
shall have given prior written notice specifying a different order to the Company to effectuate the foregoing, the Company shall reduce or eliminate the Payments, by first reducing or eliminating the portion of the Payments which are not payable in cash and then by reducing or eliminating cash payments, in each case in reverse order beginning with payments or benefits which are to be paid the farthest in time from the Determination (as hereinafter defined). Any notice given by the Executive pursuant to the preceding sentence shall take precedence over the provisions of any other plan, arrangement or agreement governing the Executive's rights and entitlements to any benefits or compensation.

          (b) The determination of whether the Payments shall be reduced to the Limited Payment Amount pursuant to this Agreement and the amount of such Limited Payment Amount shall be made, at the Company's expense, by an accounting firm selected by the Executive which is one of the five largest accounting firms in the United States (the "Accounting Firm"). The Accounting Firm shall provide
                        ---------------
its determination (the "Determination"), together with detailed supporting
                        -------------
calculations and documentation to the Company and the Executive within ten (10) days of the date of termination, if applicable, or such other time as requested by the Company or by the Executive (provided the Executive reasonably believes that any of the Payments may be subject to the Excise Tax) and if the Accounting Firm determines that no Excise Tax is payable by the Executive with respect to the Payments, it shall furnish the Executive and the Company with an opinion reasonably acceptable to the Executive that no Excise Tax will be imposed with respect to any such Payments. The Determination shall be binding, final and conclusive upon the Company and the Executive.

  19.  Non-Waiver of Rights.  The failure to enforce at any time the provisions
       --------------------
of this Agreement or to require at any time performance by any other party of any provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this Agreement or any part hereof, or the right of any party to enforce each and every provision in accordance with its terms. No waiver by any party hereto of any breach by any other party hereto of any provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions at the time or at any prior or subsequent time.

  20.  Headings.  The headings contained herein are solely for the purposes of
       --------
reference, are not part of this Agreement and shall not in any way affect the meaning or interpretation of this Agreement.

  21.  Counterparts.  This Agreement may be executed in two or more
       ------------
counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

  22. THE EXECUTIVE ACKNOWLEDGES THAT HE HAS HAD THE OPPORTUNITY TO CONSULT WITH THE ADVISOR OF HIS CHOICE AND THAT HE HAS FREELY AND VOLUNTARILY ENTERED INTO THIS AGREEMENT.



  IN WITNESS WHEREOF, the Company has caused this Employment Agreement to be executed by authority of its Board of Directors, and the Executive has hereunto set the Executive's hand, on the day and year first above written.

                               Sola International, Inc.:
                               ------------------------


                               By: /s/Stephen J. Lee
                                  ------------------
                                  Name:  Stephen J. Lee
                                  Title:   Vice President, H.R.


                               Executive:
                               ---------


                                /s/ Jeremy Charles Bishop
                               --------------------------
                               Jeremy Charles Bishop

Schedule of Continuing Benefits Entitlement Pursuant to Paragraph 4 of the Attached Agreement between SOLA International Inc. and Jeremy C. Bishop.



1.  Participation in the SOLA International Inc. Stock Option Plan.

2. Provision of a Company Car under the Company's Executive Automobile Plan with a lease reimbursement of up to $1,200 per month.

3. Payment of an Expatriate Housing Allowance, subject to the Executive's continuing residence in California.

4. Reimbursement of repatriation costs (including real estate agents commissions on the sale of his home) in the event that the Executive relocates back to the United Kingdom.

5.  Provision of Tax Return Preparation and Advice.

6.  Participation in Company Retirement Plans.

7. Reimbursement of travel expenses for Family Home Leave while resident in the United States.